UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SEPARATE PORTFOLIOS TRUST

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[	]	Fee paid previously with preliminary materials.
[	]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth Fund	Voya Multi-Manager Mid Cap Value Fund
Voya Large-Cap Growth Fund	Voya Small Cap Growth Fund
Voya Large Cap Value Fund	Voya Small Company Fund
Voya Mid Cap Research Enhanced Index Fund	Voya VACS Series MCV Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market Fund	Voya Short Duration High Income Fund
Voya High Yield Bond Fund	Voya Strategic Income Opportunities Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International Equity Fund
Voya Global High Dividend Low Volatility Fund	Voya Multi-Manager International Small Cap Fund
Voya Multi-Manager Emerging Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund	Voya Target Retirement 2050 Fund
Voya Securitized Credit Fund	Voya Target Retirement 2055 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2035 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2040 Fund	Voya VACS Series SC Fund
Voya Target Retirement 2045 Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

[July 11], 2025

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy cards for two Joint Special Meetings of Shareholders (each,

a“Meeting” and, collectively, the “Meetings”) of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (each a “Trust” and collectively, the “Trusts”). The Meetings are scheduled for September 11, 2025. The Meetings will be held in a virtual meeting format only. You will be able to attend and participate in the first Meeting online by visiting https://www.viewproxy.com/voya/broadridgevsm/ .  You will be able to attend the second Meeting online by visiting https://www.viewproxy.com/voya2/broadridgevsm/ .  When attending online, you will be able to listen to the Meetings live, submit questions and vote. [You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot]. Please see the “How do I attend the virtual Meetings?” section of the proxy statement for more details regarding the virtual format of the Meetings. You will not be able to attend the meeting physically. If you were a shareholder of record of CIF or of a series of the Trusts (each, a “Fund” and collectively, the “Funds”) as of the close of business on June 16, 2025, you are entitled to vote at the applicable Meetings and any adjournment of the Meetings.

At the first Meeting:

•Shareholders of each Trust will be asked to elect Trustees to their respective Board of Trustees (the “Board”). Six of the ten nominees are currently Trustees of each Trust.

At the second Meeting:

•Shareholders of CIF will be asked to approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities; and

•Shareholders of Voya Global Income & Growth Fund (“GI&G Fund”), a series of Voya Equity Trust, will be asked to approve an amendment to the management agreement between Voya Investments, LLC and Voya Equity Trust, on behalf of the GI&G Fund.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

•Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meetings. You may also vote your shares by telephone, or over the Internet or in person (virtually). Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Formal notice of each Meeting appears on the following pages, followed by the proxy statement (the “Proxy Statement”). Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow- up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 10, 2025.

We appreciate your participation and prompt response in this matter and thank you for your continued

support.

Sincerely,

[INSERT SIGNATURE]

Christian G. Wilson

President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth Fund	Voya Multi-Manager Mid Cap Value Fund
Voya Large-Cap Growth Fund	Voya Small Cap Growth Fund
Voya Large Cap Value Fund	Voya Small Company Fund
Voya Mid Cap Research Enhanced Index Fund	Voya VACS Series MCV Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market Fund	Voya Short Duration High Income Fund
Voya High Yield Bond Fund	Voya Strategic Income Opportunities Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International Equity Fund
Voya Global High Dividend Low Volatility Fund	Voya Multi-Manager International Small Cap Fund
Voya Multi-Manager Emerging Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund	Voya Target Retirement 2050 Fund
Voya Securitized Credit Fund	Voya Target Retirement 2055 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2035 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2040 Fund	Voya VACS Series SC Fund
Voya Target Retirement 2045 Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (collectively, the “Trusts”) is scheduled for 1:00 p.m., (MST) on September 11, 2025. The Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online https://www.viewproxy.com/voya/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, [which is located in the box indicated by the arrow on the front of your Proxy Ballot]. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Special Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of each Trust will be asked to elect Trustees to their respective Board of Trustees (the “Board”). Six of the ten nominees are currently Trustees of each Trust; and

2.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person (virtually) at the Meeting.

By Order of the Board

[INSERT SIGNATURE]

Joanne F. Osberg

Secretary

July 11, 2025

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA CREDIT INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Global Income & Growth Fund

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Credit Income Fund (“CIF”), and Voya Global Income & Growth Fund, a series of Voya Equity Trust is scheduled for 1:30 p.m., (MST) on September 11, 2025. The Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online at https://www.viewproxy.com/voya2/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Special Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of CIF will be asked to approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities;

2.Shareholders of Voya Global Income & Growth Fund (“GI&G Fund”), a series of Voya Equity Trust, will be asked to approve an amendment to the management agreement between Voya Investments, LLC and Voya Equity Trust, on behalf of the GI&G Fund; and

3.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person (virtually) at the Meeting.

By Order of the Board

[INSERT SIGNATURE]

Joanne F. Osberg

Secretary

July 11, 2025

PROXY STATEMENT

July 11, 2025

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST, on behalf of its series

Voya Corporate Leaders® 100 Fund	Voya MidCap Opportunities Fund
Voya Global Income & Growth Fund	Voya Multi-Manager Mid Cap Value Fund
Voya Large-Cap Growth Fund	Voya Small Cap Growth Fund
Voya Large Cap Value Fund	Voya Small Company Fund
Voya Mid Cap Research Enhanced Index Fund	Voya VACS Series MCV Fund
VOYA FUNDS TRUST, on behalf of its series
Voya Floating Rate Fund	Voya Intermediate Bond Fund
Voya GNMA Income Fund	Voya Short Duration Bond Fund
Voya Government Money Market Fund	Voya Short Duration High Income Fund
Voya High Yield Bond Fund	Voya Strategic Income Opportunities Fund
Voya VACS Series HYB Fund
VOYA MUTUAL FUNDS, on behalf of its series
Voya Global Bond Fund	Voya Multi-Manager International Equity Fund
Voya Global High Dividend Low Volatility Fund	Voya Multi-Manager International Small Cap Fund
Voya Multi-Manager Emerging Markets Equity Fund	Voya VACS Series EME Fund
VOYA SEPARATE PORTFOLIOS TRUST, on behalf of its series
Voya Investment Grade Credit Fund
Voya Securitized Credit Fund	Voya Target Retirement 2050 Fund
Voya Target In-Retirement Fund	Voya Target Retirement 2055 Fund
Voya Target Retirement 2025 Fund	Voya Target Retirement 2060 Fund
Voya Target Retirement 2030 Fund	Voya Target Retirement 2065 Fund
Voya Target Retirement 2035 Fund	Voya Target Retirement 2070 Fund
Voya Target Retirement 2040 Fund	Voya VACS Series EMHCD Fund
Voya Target Retirement 2045 Fund	Voya VACS Series SC Fund

(EACH SERIES A “FUND”, COLLECTIVELY THE “FUNDS”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Joint Special Meetings of Shareholders

Scheduled for September 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on September 11, 2025

This Proxy Statement and Notices of Special Meeting are available at: www.proxyvote.com/voya

INTRODUCTION

What is happening?

On May 15, 2025, the Boards of Trustees (the “Board”) of each of Voya Credit Income Fund (“CIF”), Voya Enhanced Securitized Income Fund, Voya Equity Trust, Voya Funds Trust, Voya Mutual Funds, and Voya Separate Portfolios Trust (each a “Trust,” and collectively, the “Trusts”), voted to nominate ten individuals for election to the

Board (the “Nominees”). The Nominees consist of the six current Trustees, as well as four individuals who are not currently serving as trustees of a Trust. You are being asked to elect the ten Nominees to the Board.

The Board also considered and recommended that shareholders approve certain proposals for specific Funds detailed below.

Shareholders of CIF are being asked to approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities. Currently, as a matter of fundamental policy, CIF may not purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities). A fundamental investment restriction may not be changed without the approval of the holders of a “majority” of a fund’s outstanding voting securities. At a meeting on May 15, 2025, the Board approved a change in CIF’s investment strategy to permit the Fund to invest in equity securities, subject to shareholder approval of a change to the Fund’s fundamental investment restriction prohibiting such investments. Management recommended these changes to allow the Fund to invest opportunistically in certain equity securities.

Shareholders of the Voya Global Income & Growth Fund (the “GI&G Fund”) are being asked to approve an amendment to the investment management agreement (the “Amendment”) between Voya Investments, LLC (“Voya Investments” or the “Adviser”) and Voya Equity Trust on behalf of GI&G Fund. As described in more detail in this Proxy Statement, GI&G Fund pays a management fee pursuant to a “trifurcated fee” schedule that applies different fees to different types of Fund investments. Pursuant to the proposed fee schedule in the Amendment, the Fund would pay the Adviser a flat fee management fee rate on all assets. The change is proposed in connection with the GI&G Fund’s transition from a fund-of-funds that invests primarily in underlying funds to a fund that primarily invests directly in other securities. Although there is no financial impact from the proposed management fee change based on the GI&G Fund’s current investments, in the event that the Fund invests in underlying funds and certain other assets in the future, GI&G Fund would bear an aggregate higher management fee than under its current trifurcated management fee schedule. No other changes to the GI&G Fund’s investment management agreement are proposed.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Proxy Ballot for each Trust in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is eligible to vote?

Shareholders holding an investment in shares of a Trust as of the close of business on June 16, 2025 (the “Record Date”) are eligible to vote at the Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•At the Meeting Over the Internet. Each Meeting will be held entirely online. Shareholders of record as of June 16, 2025, will be able to attend and participate in the Meetings. To attend the first Meeting, Shareholders must register online at https://viewproxy.com/voya/broadridgevsm.

To attend the second Meeting, Shareholders must register online at https://www.viewproxy.com/voya2/broadridgevsm/. Even if you plan to attend a Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “How do I attend the virtual Meetings?” section below for more details regarding the logistics of the virtual format of the Meetings.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 P.M., local time on September 10, 2025.

Should shareholders require additional information regarding the Meetings, they may contact the Solicitor toll-free at [ ]. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each Proposal.

How do I attend the virtual Meetings?

There is no physical location for the Meetings. In order to attend the first virtual Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website. In order to attend the second virtual Meeting, please visit https://www.viewproxy.com/voya2/broadridgevsm/ ,  and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot to register to participate in and vote at the Meeting for such Fund. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [ ], 2025. Once shareholders have obtained a new control number, they must visit the website for the relevant Meeting(s) to submit their name and newly issued control number in order to register to participate in and vote at a Meeting. After shareholders have submitted their registration information, they will receive an email from the Solicitor that confirms that their registration request has been received and is under review by the Solicitor. Once shareholders’ registration requests have been accepted, they will receive

(i)an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com/voya. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meetings.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in a Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of a Meeting.

Access to the audio webcast of the Meeting. The live audio webcast of the first Meeting to elect members of the Board will begin promptly at 1:00 p.m. (MST) on September 11, 2025. The live audio webcast of the second Meeting for shareholders of CIF and GI&G Fund will begin promptly at 1:30 p.m. (MST). If either Meeting is adjourned or postponed, any adjournments or postponements will also be held virtually. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.

Log in Instructions. To attend the first Meeting, Shareholders must register at https://www.viewproxy.com/voya/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation. To attend the second Meeting, Shareholder must register at

https://www.viewproxy.com/voya2/broadridgevsm/ .  Shareholder will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new control number.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyafunds.com/literature or by contacting the Funds at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

PROPOSAL 1: ELECTION OF TRUSTEES

All Funds

What Is Proposal 1?

The purpose of this Proposal is to elect Trustees to serve on the Board. The Board has nominated ten individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trusts. Shareholders of each Trust are asked to elect the Nominees as Trustees, effective on [ ], 2025 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement, or until a successor is duly elected and qualified.

The Board currently consists of six Trustees: Colleen D. Baldwin, John V. Boyer, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan (the “Current Independent Trustees”). In addition, the Board has nominated Jody T. Foster, Dennis Johnson, Mark R. Wetzel and Christian G. Wilson, each of whom is not currently a member of the Board. Each of Ms. Foster and Messrs. Johnson and Wetzel has served as an independent consultant to the Board since November 2023. Each Nominee, except for Mr. Wilson, is not an “interested person” of any of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such individuals are commonly referred to as “Independent Trustees.” Mr. Wilson, currently the President and Chief/Principal Executive Officer of each Trust, is deemed to be an “interested person” of each Trust because of his current affiliation with Voya Financial, Inc., and Voya Financial, Inc.’s affiliates.

The Trusts’ Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, identifies and recommends to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each of Mses. Baldwin, Pressler and Foster and Messrs. Boyer, Gavin, Obermeyer, Sullivan, Johnson and Wetzel to the Board as a candidate for nomination as an Independent Trustee. Management recommended Mr. Wilson to the Board as a candidate for nomination as an Interested Trustee. At a meeting of the Board held on May 15, 2025, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee considered a variety of factors. Specific qualifications of candidates for Board membership were based on the needs of the Board at the time of nomination.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Each Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be nominated to serve as a Trustee. Below is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should be nominated to serve as a Trustee of the Trusts:

Independent Trustee Nominees

Colleen D. Baldwin has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Trusts’ Investment Review Committee (“IRC”) E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the Trusts’ IRC E from 2014 to 2019 and as the Chairperson of the Trusts’ Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief

Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995- 2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Trusts’ Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Board from 2014 through 2019. Prior to that, he served as the Chairperson of the Trusts’ IRC F from 2006 through 2013 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Jody T. Foster has been an independent consultant to the Board since November 2023. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003 - 2007); International Research Manager for Driehaus Capital Management (2001 - 2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999 - 2001) and Equity Analyst at Clover Capital Management (1996 - 1999). She serves as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016 - present) and Diamond Hill Funds (2022-present). Ms. Foster holds a B.A. in Political Science from Pace University, a Masters in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Martin J. Gavin has been a Trustee of each Trust since August 1, 2015. He also has served as the Chairperson of the Trusts’ Nominating and Governance Committee since January 1, 2024 and as the Chairperson of the Trusts’ Audit Committee since January 1, 2018. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013. Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Dennis Johnson CFA is a non-executive director and Chair of the Audit Committee for Namib Minerals, a publicly-traded mining company focused on investing in high-growth opportunities in Sub-Saharan Africa (April 2025

-Present). He has served as an independent consultant to the Board since November 2023. Previously, he served as an independent director and executive committee member on the Board of Directors for EasyKnock, a venture capital- backed fintech company (December 2023-November 2024). Formerly, he was Director of Investments for West Coast Financial, a registered investment advisor (May 2022-December 2023); independent director on the Board of Glass Lewis & Co., (March 2022-November 2023); Chief Strategy Officer at Public Investment Fund, a Riyadh, Saudi Arabia-based sovereign wealth fund (September 2018-December 2019), and Chief Investment Officer at TIAA, a U.S. financial services company (October 2016-August 2019). Mr. Johnson was Chief Investment Officer for Comerica, a U.S. financial services company (June 2010-August 2016), Managing Director for the Roy E. Disney, Jr. Family Office (2008-2010), a member of the Board of Directors for Texas Industries, a U.S. company in the cement and aggregates businesses (2009-2010), Head of Global Corporate Governance for the California Public Employees’ Retirement System. the largest U.S. public pension fund (2005-2008), and Managing Director for Citigroup (1994- 2005). Previously, Mr. Johnson served in investment roles with increasing responsibilities and complexity for Blue Cross and Blue Shield of Virginia, Crestar Bank and SunTrust from 1981-1994. Mr. Johnson is a Chartered Financial

Analyst (CFA) Charter-holder. He is a graduate of Virginia Commonwealth University School of Business with a degree in Finance and the Virginia Military Institute with a degree in Economics.

Joseph E. Obermeyer has been a Trustee of each Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Trusts’ IRC E in 2024 and as the Chairperson of the Trusts’ Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Trusts’ former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of each Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trusts’ Contracts Committee since 2007. Ms. Pressler served on the Board of Centerra Gold from May 2008 to May 2025. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Trustee of each Trust since October 1, 2015. He also has served as the Chairperson of the Trusts’ IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.

Mark Wetzel was the President of Fiducient Advisors, an investment advisor (April 2021-May 2024). Formerly, he was the President of Fiduciary Investment Advisors (April 2006-March 2020), which merged in April 2020 with DiMeo Schneider & Associates (“DiMeo Schneider”), where he became President (April 2020-April 2021). In April 2021, DiMeo Schneider rebranded as Fiducient Advisors. Previously, Mr. Wetzel served as Senior Vice President at UBS Financial Services (2000-2006), Senior Vice President at Paine Webber (1994-2000), and Senior Vice President at Kidder Peabody (1990-1994). Mr. Wetzel served on the 401(k) Investment Committee of Paine Webber and one the Pension Committee of Novartis Corp. (2006-2021). He has served as an independent consultant to the Board since November 2023. Mr. Wetzel holds a B.S. in Business Administration from the University of Vermont and an MBA from the Tuck School at Dartmouth College.

Interested Nominee

Christian G. Wilson is the Director, President and Principal/Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC since September 2024. He is also the Head of Product and Strategy at Voya Investment Management since June 2024. Previously, he was the Head of Global Client Portfolio Management at Voya Investment Management (March 2023- June 2024). Prior to that he was the Head of Fixed Income Client Portfolio Management at Voya Investment Management (July 2017- March 2023) and he held several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution and oversight experience.

Additional information about each Nominee can be found in Appendix A.

How long will the Trustees serve on the Board?

Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

It is currently anticipated that Ms. Pressler and Mr. Gavin will retire under the Board’s retirement policy at the end of 2025.

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

Each Fund pays each Independent Trustee its pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000;

(iii)Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively;

(iv)$10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.

The pro rata share paid by a Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate for which the Trustees serve in common as Trustees/Directors.

Future Compensation Payment

Certain future payment arrangements apply to certain Trustees. More particularly, each Independent Trustee who will have served as an Independent Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

Appendix B sets forth information provided by the Adviser regarding compensation of Trustees by the Funds and other funds managed by the Adviser and its affiliates during each Fund’s most recently completed fiscal year. Officers of the Trusts and Trustees who are interested persons of the Trusts do not receive any compensation from the Trusts or any other funds managed by the Adviser or its affiliates.

Do the Nominees own shares of the Funds or certain affiliate entities?

Appendix C sets forth information regarding each Trustee's beneficial ownership of equity securities of the Funds and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds as of December 31, 2024.

As of the Record Date, none of the Independent Trustees (or their immediate family members) owned any interest in securities of the Adviser or Principal Underwriter, or in an entity controlling, controlled by, or under common control with the Adviser or Principal Underwriter of the Fund (not including registered investment companies).

How is the Board structured?

The Board is currently comprised of six (6) members, all of whom are Independent Trustees. If all Nominees are elected, the Board will be comprised of ten (10) members, nine (9) of whom are Independent Trustees and one (1) Interested Trustee. With the anticipated retirements of Ms. Pressler and Mr. Gavin at the end of 2025, the Board would have eight (8) members, seven (7) of whom are Independent Trustees and one (1) Interested Trustee.

The Trusts are 6 of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and the Current Independent Trustees serve as and, if elected, the Nominees will serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trusts, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of any Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trusts to review the scope of the Trusts’ audits, the Trusts’ financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Trusts’ whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the funds and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Trusts’ advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and (x) overseeing the implementation of the funds’ liquidity risk management program.

The Compliance Committee currently consists of three (3) Independent Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya funds. The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all six (6) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the funds under its oversight, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The funds are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of funds or funds with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that IRC; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer.

The IRC E currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis.

The IRC F currently consists of three (3) Independent Trustees. The following Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and industry practices in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the funds.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the Securities and Exchange Commission (“SEC”).

The Nominating and Governance Committee currently consists of all six (6) of the Independent Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. All of these regular meetings consist of sessions held over a two- or three-day period. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. No Board member attended fewer than 75% of the meetings of the Board and the Committee on which he or she serves during each Trust’s most recent fiscal year. The number of times each Committee met during each Trust’s last fiscal year is set forth on Appendix D.

Who are the officers of the Trusts?

The Trusts’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Trusts, together with each such person’s position with the Trusts and principal occupation for the last five years, are listed in Appendix E.

What are the officers paid for their services?

The Trusts do not pay their officers for the services they provide to the Funds. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each Trust will vote collectively as a single class on the election of each Nominee.

With respect to CIF, Voya Enhanced Securitized Income Fund, Voya Funds Trust and Voya Separate Portfolios Trust, when a quorum is present, plurality of outstanding shares shall elect a Nominee. With respect to Voya Equity Trust, when a quorum is present, a Nominee is elected by the shareholders of a plurality of the shares voted in person (virtually) or by proxy at a meeting. With respect to Voya Mutual Funds, if a quorum is present, the election of each Nominee must be approved by more than 50% of shareholders present, either in person (virtually) or by proxy, at a meeting.

Shareholders who vote “FOR” Proposal 1 will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot or Voting Instruction Card.

PROPOSAL 2 – APPROVAL OF AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION

Voya Credit Income Fund

What Is Proposal 2?

The purpose of this Proposal is to ask shareholders of CIF (for the purposes of this Proposal 2, the “Fund”) to approve amending CIF’s fundamental investment restriction with respect to purchasing and selling equity securities. Currently, as a fundamental investment restriction, CIF may not purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities). The 1940 Act requires registered investment companies like CIF to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” A fundamental investment restriction may not be changed without the approval of the holders of a majority of a fund’s outstanding voting securities.

At a meeting on May 15, 2025, management proposed, and the Board approved, a change in CIF’s investment strategy to permit the Fund to invest in equity securities to a greater extent, subject to shareholder approval of a change to the Fund’s fundamental investment restriction prohibiting certain equity investments. Currently, CIF’s investment strategy states that the Fund may only invest in equity securities as an incident to the purchase or ownership of loans or fixed rate debt instruments, or in connection with a restructuring of a borrower or issuer or its debt. Management’s proposed change to CIF’s investment strategies would permit the Fund to invest in equity securities of an issuer if it already owns a loan or other fixed rate debt instrument of such issuer. Management believes that it would be advantageous to allow CIF to invest opportunistically in equity securities in cases where the fund already owns debt of the issuer of those equities. Subject to shareholder approval, management recommended changes to CIF’s fundamental investment restrictions to remove the prohibition on purchases and sales of equity securities by CIF.

The following sets forth the proposed changes to the fundamental investment restriction for CIF with respect to investments in equity securities. Deleted text is shown as struck through.

Proposed Changes to Fundamental Investment Restriction

As a matter of fundamental policy, the Fund will not:

…

5.Purchase or sell ~~equity securities,~~ real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire or sell ~~and exercise warrants and/or acquire or sell other equity securities as well as other~~ assets, such as real estate and real estate mortgage loans);

What is the recommendation of the Board?

The Board recommends that shareholders vote “FOR” this proposal.

What is the required vote?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of CIF, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of CIF or (ii) 67% or more of the outstanding voting securities of CIF present at the Meeting if more than 50% of the outstanding voting securities of CIF are present at the Meeting in person (virtually) or represented by proxy. All shareholders of CIF vote together as a single class.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT

Voya Global Income & Growth Fund

What is Proposal 3?

Shareholders of the Voya Global Income & Growth Fund (the “GI&G Fund”) are being asked to approve an amendment (the “Amendment”) to the investment management agreement between Voya Investments, LLC (“Voya Investments” or the “Adviser”) and Voya Equity Trust on behalf of GI&G Fund (the “Management Agreement”). The Amendment would change the management fee charged to GI&G Fund from a “trifurcated fee” schedule that applies a different management fee rate based on the type of investments held by GI&G Fund to a flat fee schedule applicable to all assets. The change is proposed in connection with the GI&G Fund’s transition from a fund-of-funds that invests primarily in underlying funds to a fund that primarily invests directly in other securities. No other changes to the Management Agreement are proposed.

What is the management fee under the Amendment?

Current Management Fee	New Management Fee
Direct Investments1	0.750% of the Fund’s average daily net assets
0.750% of the Fund’s average daily net assets
Underlying Funds2
0.180% of the Fund’s average daily net assets
Other Investments3
0.400% of the Fund’s average daily net assets

1“Direct Investments” shall include direct interests in companies other than investment companies (e.g. stocks), securities ev idencing indebtedness (e.g. bonds) that do not derive their value from another security or asset, and instruments whose value is backed by an asset.

Convertible securities are considered “direct investments” for purposes of calculating the management fee.

2“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya family of funds. The term “family of funds” shall have the same meaning as “fund complex” as defined in Item 17 of Form N-1A, as it was in effect on the date of the Management Agreement.

3“Other Investments” shall mean assets which are not Direct Investments or Underlying Funds.

Because GI&G Fund currently invests its assets solely in Direct Investments, there is not expected to be a change to the effective management fee currently paid by GI&G Fund. In the event that GI&G Fund invests in Underlying Funds and certain other assets in the future, GI&G Fund would bear an aggregate higher fee than under its current management fee schedule. This is because if GI&G Fund determined to invest in Underlying Funds or Other Investments (as defined above), the management fee applicable for those investments would be 0.750% of GI&G Fund’s average daily net assets as opposed to 0.180% and 0.400%, respectively, of GI&G Fund’s average daily net assets. Although GI&G Fund retains its ability to invest in Underlying Funds within the limits set forth under the 1940 Act, GI&G Fund is no longer managed as a fund-of-funds and the portfolio managers have no current intention of investing materially in Underlying Funds or Other Investments.

There are no other changes proposed to the Management Agreement other than the new management fee schedule as set forth above. A copy of the Management Agreement as revised for the Amendment to reflect the new management fee schedule is included as Appendix F.

Does this Proposal arise as a result of previous changes to the investment strategies of GI&G Fund?

Yes. At its March 2024 meeting, the Board of Trustees of Voya Equity Trust approved changes to the principal investment strategies of GI&G Fund, effective at the close of business on May 1, 2024. Prior to May 1, 2024, GI&G Fund primarily invested in a combination of mutual funds, including exchange-traded funds, to gain exposure to securities (such as stocks and bonds) in a number of different countries, which may include the United States. As of May 1, 2024, GI&G Fund no longer operates as a fund-of-funds and principally invests directly in securities. As a consequence of the investment strategy change, management proposed that GI&G Fund’s management fee schedule be revised to reflect the new structure of GI&G Fund, subject to shareholder approval of the Amendment.

Management has monitored the GI&G Fund in the year following the above described investment strategy changes, and has determined that the GI&G Fund has no current intention to invest in Underlying Funds or Other Investments, and as a result believes that, subject to shareholder approval, this new fee structure is appropriate for the GI&G Fund.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its May 15, 2025 meeting, approved the Amendment and voted to recommend to shareholders that they approve Proposal 3. The Board is therefore recommending that the GI&G Fund shareholders vote “FOR” Proposal 3 to approve the Amendment, as discussed in this Proxy Statement.

What factors were considered by the Board?

At a meeting held on May 15, 2025, the Board approved the Amendment to reflect the new management fee schedule, subject to shareholder approval. In determining whether to approve the Amendment and recommend its approval to shareholders of GI&G Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the proposed management fee schedule should be approved. The materials provided to the Board in support of the proposed change in management fee included the following: (1) a memorandum presenting the Adviser’s rationale for requesting the change to the management fee schedule; (2) the Adviser’s supporting documentation, including the amended fee schedule to the Management Agreement; and (3) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s services to GI&G Fund and other Voya funds.

The Board’s consideration of whether to approve the Amendment and recommend its approval to shareholders of GI&G Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services provided by the Adviser under the GI&G Fund’s new investment strategy, which transitioned from a fund-of-funds investment strategy to one that principally invests directly in securities; (2) the fairness of the compensation payable to the Adviser under the Amendment; (3) the pricing structure (including the estimated expense ratio to be borne by shareholders) of GI&G Fund; and (4) a comparison of the amended fee schedule with selected peer groups of mutual funds. Certain other factors were not deemed relevant to the Board’s consideration in the context of the Amendment.

After its deliberation, the Board concluded that the Amendment is reasonable in the context of all factors considered by the Board. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of GI&G Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of GI&G Fund or (ii) 67% or more of the outstanding voting securities of GI&G Fund present at the Meeting if more than 50% of the outstanding voting securities of GI&G Fund are present at the Meeting in person (virtually) or represented by proxy. All shareholders of GI&G Fund vote together as a single class.

What happens if shareholders do not approve Proposal 3?

If GI&G Fund shareholders do not approve the Amendment, the current fee structure will remain in place for GI&G Fund and the Board will determine what additional action, if any, should be taken.

ADDITIONAL INFORMATION WITH RESPECT TO PROPOSAL 3

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Board and shareholders of GI&G Fund most recently approved the Management Agreement on November 14, 2024 and May 13, 2013, respectively. For the most recent fiscal year ended May 31, 2025, GI&G Fund paid $2,349,740 in management fees to the Adviser which is the same amount the Adviser would have received under the Amendment. Appendix G lists the names and principal occupations of the principal executive officers of the Adviser.

Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is the sub-adviser to GI&G Fund and provides the day-to-day management of GI&G Fund's portfolio. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.

If shareholders approve the Amendment, the Adviser and Voya IM will amend it sub-advisory agreement to provide for a flat fee rate of 0.3375% of GI&G Fund’s average daily net assets in connection with the services the Sub-Adviser provides to GI&G Fund (the same rate with respect to Direct Investments under the current sub-advisory agreement). These fees are paid by the Adviser and not the GI&G Fund.

For the most recent fiscal year, the GI&G Fund did not use affiliated brokers to execute portfolio transactions. Appendix H includes the amount paid to Voya Investments Distributor, LLC by the GI&G Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a joint special meeting of each Trust’s shareholders, as well as votes at a separate joint special meeting specific to shareholders of CIF and GI&G Fund.

How is my proxy being solicited?

The Trusts have retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies. The estimated cost associated with the solicitation under this Proxy Statement is $[ ], which will be borne by the Funds; provided, that due to the application of expense limitation arrangements or other management fee arrangements applicable for certain Funds, it is expected that the Adviser will bear a portion of the costs associated with this Proxy Statement. The fund-specific proposals described in this Proxy Statement will be paid for by the relevant Funds. As the date of the Meetings approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Meetings, you may contact the Solicitor toll-free at [ ]. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg and Todd Modic, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trusts a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends a Meeting in person (virtually) may vote by ballot at a Meeting, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn a Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Meetings other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.

With respect to CIF, forty percent of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders. With respect to Voya Equity Trust, a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Funds Trust, one-third of shares entitled to vote in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Mutual Funds, one-third of the interests in the Trust present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to Voya Enhanced Securitized Income Fund and Voya Separate Portfolios Trust, thirty-three and one-third percent of the shares entitled to vote shall constitute a quorum at any meeting of the shareholders.

Adjournments

If a quorum is not present at a Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, one or more adjournments of a Meeting may be proposed to permit additional time for the solicitation of proxies, in accordance with the organizational documents of each Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Trust’s organizational documents, and the relevant state law.

With respect to Proposal One, for Voya Mutual Funds, abstentions will have the effect of a vote against. For each of the other Trusts, abstentions are disregarded. Because Proposal One is considered to be a “routine” voting item, the Trusts do not expect to receive any broker non-votes for Proposal One at that Meeting.

With respect to Proposals Two and Three, abstentions, if any, will have the effect of a vote against the Proposals. Because each proposal to be presented at the Joint Special Meetings of Shareholders of CIF and Voya Global Income & Growth Fund is non-routine, there are not expected to be any broker non-votes at such Meeting.

How many shares are outstanding?

Appendix I includes the shares outstanding for each Fund. Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of June 16, 2025, no current Trustee owns 1% or more of the outstanding shares of each Fund, and the officers and Trustees own, as a group, less than 1% of the shares of each Fund. Appendix J lists the persons that, as of June 16, 2025 owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund.

Can shareholders submit proposals for a future shareholder meeting?

The Trusts are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Who are the affiliated service providers to the Funds?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is the sub-adviser to GI&G Fund and provides the day-to-day management of the Fund's portfolio. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM's principal business address is 200 Park Avenue, New York, New York 10169.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Fund. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Who are the Trusts’ independent public accountants?

The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to each Trust for the current fiscal year.

As part of its oversight of the preparation of each Trust’s financial statements, the Audit Committee reviewed and discussed with the Adviser and E&Y each Trust’s audited financial statements for the most recently completed fiscal year. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y. Based on the reviews and discussion referred to above, the

Audit Committee recommended to the Board that the audited financial statements be included in each Trust’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Board

Colleen D. Baldwin

Martin J. Gavin (Chairperson)

Christopher P. Sullivan

The fees paid to E&Y for professional audit services during each Trust’s two most recent fiscal years, amounts billed for other services rendered by E&Y to each Trust, and the aggregate non-audit fees billed by E&Y for services rendered to each Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each Trust for the two most recently completed fiscal years, are described in Appendix K.

All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Fund by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Fund provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to each Trust (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Trust that were not required to be pre-approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Meetings but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless a Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

How can shareholder send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Trusts’ Secretary at the address on the front of this Proxy Statement.

Who pays for this proxy solicitation?

The Funds will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses in connection with this proxy solicitation. Due to the operation of expense limitation agreements and other management fee arrangements, the Adviser will bear a portion of such expenses with respect to certain Funds.

In order that the presence of a quorum at each Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

[INSERT SIGNATURE]

Joanne F. Osberg

Secretary

July 11, 2025

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: NOMINEES

Name, Address and	Position(s)	Term of Office	Principal Occupation(s)	Number	Other Board
Year of Birth	Held	and Length	During the Past 5 Years	of Funds	Positions Held
	with the Trust	of Time		in the	by Trustees
		Served1		Fund Complex
Overseen by
Trustees2

Independent Nominees

Colleen D. Baldwin	Trustee	Voya Credit Fund, Voya	President, Glantuam Partners,	131	Stanley Global Engineering (2020
(1960)		Equity Trust, Voya Funds	LLC, a business consulting firm		– Present).
		Trust, and Voya Mutual	(January 2009 – Present).
7337 East		Fund: November 2007 –
Doubletree Ranch		Present
Road, Suite 100
Scottsdale, Arizona		Voya Separate Portfolios
85258-2034		Trust: July 2007 – Present
Voya Enhanced
Securitized Income Fund:
May 2024 – Present
John V. Boyer	Trustee	Voya Credit Fund, Voya	Retired.	131	None.
(1953)		Equity Trust, Voya Funds
Trust, and Voya Mutual
7337 East		Funds: January 2005 –
Doubletree Ranch		Present
Road, Suite 100
Scottsdale, Arizona		Voya Separate Portfolios
85258-2034		Trust: May 2007 – Present
Voya Enhanced
Securitized Income Fund:
May 2024 – Present

Jody T. Foster	None	N/A	Founder and Chief Executive Officer	N/A	Hussman Funds (2016 – Present);

(1969)			of Symphony Consulting, a provider of		Diamond Hill Funds (2022 –
			recruiting services to investment		Present).
management firms (2010 – Present).
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034
Martin J. Gavin	Trustee	Voya Credit Fund, Voya	Retired.	131	None.
(1950)		Equity Trust, Voya Funds
Trust, Voya Mutual Funds,
7337 East		and Voya Separate
Doubletree Ranch		Portfolios Trust: August
Road, Suite 100		2015 – Present
Scottsdale, Arizona
85258-2034		Voya Enhanced
Securitized Income Fund:
May 2024 – Present

Dennis Johnson	None	N/A	Non-Executive Director, Namib	N/A	None.

(1960)			Minerals (April 2025 –
Present). Formerly,
7337 East			Independent Director,
Doubletree Ranch			EasyKnock (December 2023
Road, Suite 100			– November 2024); Director
Scottsdale, Arizona			of Investments, West Coast
85258-2034			Financial (May 2022 –
December 2023);
Independent Director, Glass
Lewis & Co. (March 2022 –
November 2023).
Joseph E. Obermeyer	Chairperson	Voya Credit Fund, Voya	President, Obermeyer &	131	None.
(1957)		Equity Trust, Voya Funds	Associates, Inc., a provider of
	Trustee	Trust, Voya Mutual Funds,	financial and economic
7337 East		and Voya Separate	consulting services (November
Doubletree Ranch		Portfolios Trust: January 1,	1999 – December 2024).
Road, Suite 100		2025 – Present
Scottsdale, Arizona

85258-2034		(Chairperson); May 2013 –
Present (Trustee)
Voya Enhanced
Securitized Income Fund:
May 2024 – Present (both
titles)

Sheryl K. Pressler	Trustee	Voya Credit Fund, Voya	Consultant (May 2001 -	131	None.

(1950)		Equity Trust, Voya Funds	Present).
Trust, Voya Mutual Funds:
7337 East		January 2006 – Present
Doubletree Ranch
Road, Suite 100		Voya Separate Portfolios
Scottsdale, Arizona		Trust: May 2007 – Present
85258-2034
Voya Enhanced
Securitized Income Fund:
May 2024 – Present

Christopher P.	Trustee	Voya Credit Fund, Voya	Retired.	131	None.
Sullivan		Equity Trust, Voya Funds
(1954)		Trust, Voya Mutual Funds,
and Voya Separate
7337 East		Portfolios Trust: October
Doubletree Ranch		2015 – Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced
85258-2034		Securitized Income Fund:
May 2024 – Present

Mark R. Wetzel	None	N/A	Retired. Formerly, President,	N/A	None.
(1961)			Fiducient Advisors, an
investment adviser (April
7337 East			2006 – May 2024).
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Interested Nominee

Christian G. Wilson	None	N/A	Head of Product and Strategy, Voya	131	Voya Funds Services, LLC, Voya
(1968)			Investment Management (June 2024 –		Capital, LLC, and Voya Investments,
			Present). President and Chief		LLC (September 2024 – Present).
7337 East			Executive Officer, Voya Funds
Doubletree Ranch			Services, LLC, Voya Capital, LLC,
Road, Suite 100			and Voya Investments, LLC
Scottsdale, Arizona			(September 2024 – Present). Formerly,
85258-2034			Head of Global Client Portfolio
Management, Voya Investment
Management (March 2023 – June
2024); Head of Fixed Income Client
Portfolio Management, Voya
Investment Management (July 2017 –
March 2023).

1Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of the Fund (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

2For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya

Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2025.

APPENDIX B: COMPENSATION OF TRUSTEES

The following table sets forth compensation information (excluding travel expenses) relating to the Trustees for the fiscal year end as designated in the table. “None” in the table indicates that, because the Fund was not in operation during the relevant fiscal period, no Trustee received compensation from the Fund during that time.

Fund				Independent Trustees
	Colleen D.	John V.	Patricia	Martin J.	Joseph E.	Sheryl K.	Christopher P.
	Baldwin	Boyer	Chadwick	Gavin	Obermeyer	Pressler	Sullivan
As Of Fiscal Year End: February 28, 2025
Voya Credit Income Fund	$548.96	$463.59	$0	$463.59	$463.59	$506.27	$463.59
Voya Enhanced Securitized Credit Fund	$3,768.32	$3,183.86	$0	$3,183.86	$3,183.86	$3,476.09	$3,183.86
As Of Fiscal Year End: March 31, 2025
Voya Floating Rate Fund	$1,073.47	$906.22	$0	$906.22	$906.22	$989.84	$906.22
Voya GNMA Income Fund	$6,028.27	$5,091.54	$0	$5,091.54	$5,091.54	$5,559.91	$5,091.54
Voya Government Money Market Fund	$1,780.03	$1,504.43	$0	$1,504.43	$1,504.43	$1,642.23	$1,504.43
Voya High Yield Bond Fund	$2,124.24	$1,793.23	$0	$1,793.23	$1,793.23	$1,958.73	$1,793.23
Voya Intermediate Bond Fund	$41,959.02	$35,455.64	$0	$35,455.64	$35,455.64	$38,707.33	$35,455.64
Voya Investment Grade Credit Fund	$309.83	$261.91	$0	$261.91	$261.91	$285.87	$261.91
Voya Securitized Credit Fund	$4,054.06	$3,425.16	$0	$3,425.16	$3,425.16	$3,739.61	$3,425.16
Voya Short Duration Bond Fund	$2,729.50	$2,306.56	$0	$2,306.56	$2,306.56	$2,518.03	$2,306.56
Voya Short Duration High Income Fund	$699.63	$591.77	$0	$591.77	$591.77	$645.70	$591.77
Voya Strategic Income Opportunities Fund	$9,291.57	$7,851.86	$0	$7,851.86	$7,851.86	$8,571.72	$7,851.86
Voya VACS Series EMHCD Fund	$499.95	$422.11	$0	$422.11	$422.11	$461.03	$422.11
Voya VACS Series SC Fund	$998.65	$843.50	$0	$843.50	$843.50	$921.08	$843.50
Voya VACS Series HYB Fund	$654.82	$553.57	$0	$553.57	$553.57	$604.20	$553.57
As Of Fiscal Year End: May 31, 2025
Voya Corporate Leaders® 100 Fund	$4,997.79	$4,589.99	$0	$4,777.59	$5,027.72	$5,012.76	$4,589.99
Voya Global Income & Growth Fund	$1,315.59	$1,253.89	$0	$1,328.55	$1,428.11	$1,371.85	$1,253.89
Voya Large-Cap Growth Fund	$3,508.44	$3,224.53	$0	$3,357.82	$3,535.55	$3,522.00	$3,224.53
Voya Large Cap Value Fund	$3,636.14	$3,337.41	$0	$3,472.88	$3,653.50	$3,644.82	$3,337.41
Voya Mid Cap Research Enhanced Index	$787.89	$721.06	$0	$749.20	$786.73	$787.31	$721.06
Fund
Voya MidCap Opportunities Fund	$3,769.00	$3,429.26	$0	$3,551.07	$3,713.47	$3,741.24	$3,429.26
Voya Multi-Manager Mid Cap Value Fund	$712.67	$651.22	$0	$676.17	$709.45	$711.06	$651.22
Voya Small Cap Growth Fund	$5,577.37	$5,137.86	$0	$5,355.74	$5,646.26	$5,611.81	$5,137.86
Voya Small Company Fund	$847.70	$771.27	$0	$799.04	$836.06	$841.88	$771.27
Voya Target In-Retirement Fund	$418.59	$389.29	$0	$407.52	$431.82	$425.21	$389.29
Voya Target Retirement 2025 Fund	$608.39	$564.83	$0	$590.86	$625.58	$616.98	$564.83
Voya Target Retirement 2030 Fund	$691.33	$638.91	$0	$667.05	$704.56	$697.95	$638.91
Voya Target Retirement 2035 Fund	$907.23	$840.69	$0	$878.74	$929.46	$918.35	$840.69
Voya Target Retirement 2040 Fund	$532.24	$489.53	$0	$509.95	$537.17	$534.70	$489.53
Voya Target Retirement 2045 Fund	$785.88	$728.18	$0	$761.11	$805.02	$795.45	$728.18
Voya Target Retirement 2050 Fund	$433.05	$398.49	$0	$415.20	$437.48	$435.26	$398.49
Voya Target Retirement 2055 Fund	$536.70	$497.72	$0	$520.43	$550.72	$543.71	$497.72
Voya Target Retirement 2060 Fund	$245.98	$226.67	$0	$236.34	$249.23	$247.61	$226.67
Voya Target Retirement 2065 Fund	$93.86	$87.10	$0	$91.13	$96.51	$95.18	$87.10
Voya Target Retirement 2070 Fund	None	None	None	None	None	None	None
Voya VACS Series MCV Fund	$632.86	$580.12	$0	$603.27	$634.15	$633.51	$580.12
As Of Fiscal Year End: October 31, 2024
Voya Global Bond Fund	$1,313.97	$1,110.30	$344.17	$1,110.30	$1,110.30	$1,212.14	$1.110.30
Voya Global High Dividend Low Volatility	$1,182.99	$999.25	$289.31	$999.25	$999.25	$1,091.12	$999.25
Fund
Voya Multi-Manager Emerging Markets	$1,150.49	$971.86	$277.04	$971.86	$971.86	$1,061.18	$971.86
Equity Fund
Voya Multi-Manager International Equity	$1,805.48	$1,523.66	$334.18	$1,523.66	$1,523.66	$1,664.57	$1,523.66
Fund
Voya Multi-Manager International Small Cap	$1,322.88	$1,116.90	$303.17	$1,116.90	$1,116.90	$1,219.89	$1,116.90
Fund
Voya VACS Series EME Fund	$1,112.30	$940.05	$282.94	$940.05	$940.05	$1,026.17	$940.05
Total Compensation from the Funds	$450,000	$380,000	$105,0001	$380,000	$380,0002	$415,0002	$380,000

1Patricia Chadwick retired as a Trustee effective December 31, 2023.

2During the fiscal year ended October 31, 2024, Mr. Obermeyer and Ms. Pressler deferred $38,000 and $15,000 respectively, of their compensation from the Voya family of funds. During the fiscal years ended February 28, 2025, and March 31, 2025, Mr. Obermeyer deferred $38,000 of his compensation from the Voya family of funds. During the fiscal year ended May 31, 2025, Mr. Obermeyer deferred $63,000 of his compensation from the Voya family of funds.

APPENDIX C:The following table shows the dollar range of shares beneficially owned by the Trustees or Trustee Nominees in each Fund and in any investment company overseen by the Trustees in the Voya Fund Family as of December 31, 2024 unless otherwise noted:

										Interested
										Trustee/
Fund				Independent Trustees/Nominees						Nominee
	Colleen D.	John V.	Jody T.	Martin J.	Dennis	Joseph E.	Sheryl K.	Christopher P.	Mark R.	Christian G.
	Baldwin	Boyer	Foster	Gavin	Johnson	Obermeyer	Pressler	Sullivan	Wetzel	Wilson

Voya Corporate	None	$10,001-	None	None	None	Over $100,000	Over	None	None	None
Leaders® 100		$50,000					$100,000
Fund
Voya Credit	$50,001-	None	None	None	None	None	None	None	None	None
Income Fund	$100,000
Voya Enhanced	None	None	None	None	None	None	None	None	None	None
Securitized
Income Fund
Voya Floating	None	None	None	None	None	None	None	Over $100,000	None	None
Rate Fund
Voya Global	$10,001-	None	None	None	None	None	None	None	None	None
Bond Fund	$50,000
Voya Global	None	None	None	None	None	None	None	None	None	None
High Dividend
Low Volatility
Fund
Voya Global	None	None	None	None	None	None	None	None	None	None
Income &
Growth Fund
Voya GNMA	None	None	None	Over $100,000	None	None	None	None	None	$10,001-
Income Fund										$50,000
Voya	None	$50,001-	None	None	None	None	None	None	None	$10,001-
Government		$100,000								$50,000
Money Market
Fund
Voya High Yield	$10,001-	None	None	None	None	Over $100,000	None	None	None	Over
Bond Fund	$50,000									$100,000
Voya	None	Over $100,000	$0-$50,000	Over $100,000	None	Over $100,000	None	None	None	Over
Intermediate										$100,000
Bond Fund
Voya Investment	None	None	None	None	None	None	None	None	None	$1-$10,000
Grade Credit
Fund
Voya Large-Cap	Over	Over $100,000	$0-$50,000	Over $100,000	None	Over $100,000	None	None	None	$50,001-
Growth Fund	$100,000									$100,000
Voya Large Cap	None	Over $100,000	$0-$50,000	Over $100,000	None	None	Over	None	None	$50,001-
Value Fund							$100,000			$100,000
Voya Mid Cap	None	None	$0-$50,000	Over $100,000	None	Over $100,000	None	None	None	None
Research
Enhanced Index
Fund
Voya MidCap	None	Over $100,000	None	None	None	None	None	None	None	None
Opportunities
Fund
Voya Multi-	$50,001-	None	None	None	None	Over $100,000	$50,001-	None	None	$1-$10,000
Manager	$100,000						$100,000
Emerging
Markets Equity
Fund
Voya Multi-	None	None	None	None	None	None	None	None	None	$1-$10,000
Manager
International
Equity Fund
Voya Multi-	None	None	None	None	None	None	None	None	None	None
Manager
International
Small Cap Fund
Voya Multi-	None	Over $100,000	None	None	None	None	None	None	None	None
Manager Mid
Cap Value Fund
Voya Securitized	None	None	None	None	None	None	None	None	None	None
Credit Fund
Voya Short	None	None	None	None	None	None	None	None	None	Over
Duration Bond										$100,000
Fund
Voya Short	None	None	None	None	None	None	None	None	None	$50,001-
Duration High										$100,000
Income Fund
Voya Small Cap	None	Over $100,000	None	Over $100,000	None	None	None	None	None	$50,001-
Growth Fund										$100,000
Voya Strategic	$10,001-	None	$0-$50,000	None	None	None	None	None	None	$10,001-
Income	$50,000									$50,000
Opportunities
Fund
Voya Target In-	None	None	None	None	None	None	None	None	None	None
Retirement Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2025
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2030
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2035
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2040
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2045
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2050
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2055
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2060
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2065
Fund
Voya Target	None	None	None	None	None	None	None	None	None	None
Retirement 2070
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series EME
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series EMHCD
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series HYB
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series MCV
Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series SC Fund
Voya VACS	None	None	None	None	None	None	None	None	None	None
Series EME
Fund
Aggregate	Over	Over	Over	Over	$0	Over	Over	Over	$0	Over
Across the Fund	$100,000	$100,000	$100,000	$100,000		$100,000	$100,000	$100,000		$100,000
Family

APPENDIX D: NUMBER OF COMMITTEE MEETINGS

The below table sets forth the number of committee meetings for each Trust as of such Trust’s most recently completed fiscal year.

			Investment	Investment
	Audit	Nominating and	Review	Review	Contracts	Compliance
Trust	Committee	Governance	Committee E	Committee F	Committee	Committee
Voya Credit Income Fund	5	3	5	5	5	4
Voya Enhanced Securitized Income Fund	5	3	5	5	5	4
Voya Equity Trust	5	4	5	5	5	4
Voya Funds Trust	5	3	5	5	5	4
Voya Mutual Funds	5	3	5	5	5	4
Voya Separate Portfolios Trust	5	FYE 3/31 – 4	5	5	5	4
		FYE 5/31 – 3
APPENDIX E: EXECUTIVE OFFICERS OF THE TRUSTS

Name, Address and	Position(s) Held	Term of Office and	Principal Occupation(s) During the Past 5 Years
Year of Birth	with the Trust	Length of Time Served1

Christian G. Wilson	President and	September 2024 – Present	Director, President, and Chief Executive Officer, Voya Funds Services,
(1968)	Chief/Principal		LLC, Voya Capital, LLC, and Voya Investments, LLC (September 2024 –
	Executive Officer		Present); Head of Product and Strategy, Voya Investment Management
5780 Powers Ferry			(June 2024 – Present). Formerly, Head of Global Client Portfolio
Road NW			Management, Voya Investment Management (March 2023 – June 2024);
Atlanta, Georgia			Head of Fixed Income Client Portfolio Management, Voya Investment
30327			Management (July 2017 – March 2023).

Jonathan Nash	Executive Vice	Voya Credit Fund, Voya	Head of Investment Risk for Equity and Funds, Voya Investment
(1967)	President	Equity Trust, Voya Funds	Management (April 2024 – Present); Executive Vice President and Chief
		Trust, Voya Mutual Funds,	Investment Risk Officer, Voya Investments, LLC (March 2020 – Present);
200 Park Avenue	Chief Investment	and Voya Separate Portfolios	Formerly, Senior Vice President, Investment Risk
New York, New York	Risk Officer	Trust: March 2020 – Present	Management, Voya Investment Management (March 2017 – March 2024).
10169
Voya Enhanced Securitized
Income Fund: May 2024 –
Present
Steven Hartstein	Chief Compliance	Voya Credit Fund, Voya	Senior Vice President, Voya Investment Management (December 2022 –
(1963)	Officer	Equity Trust, Voya Funds	Present). Formerly, Head of Funds Compliance, Brighthouse Financial,
		Trust, Voya Mutual Funds,	Inc.; and Chief Compliance Officer, Brighthouse Funds and Brighthouse
200 Park Avenue		and Voya Separate Portfolios	Investment Advisers, LLC (March 2017 – December 2022).
New York, New York		Trust: December 2022 –
10169		Present
Voya Enhanced Securitized
Income Fund: May 2024 –
Present

Todd Modic	Senior Vice	Voya Credit Fund, Voya	Director and Senior Vice President, Voya Capital, LLC and Voya Funds

(1967)	President,	Equity Trust, Voya Funds	Services, LLC (September 2022 – Present); Director, Voya Investments,
	Chief/Principal	Trust, Voya Mutual Funds,	LLC (September 2022 – Present); Senior Vice President, Voya
7337 East	Financial Officer	and Voya Separate Portfolios	Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds
Doubletree Ranch	and Assistant	Trust: March 2007 – Present	Services, LLC (March 2018 – September 2022).
Road, Suite 100	Secretary
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present
Kimberly A. Anderson	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC (September 2003 –
(1964)	President	Equity Trust, Voya Funds	Present).
Trust, Voya Mutual Funds,
7337 East		and Voya Separate Portfolios
Doubletree Ranch		Trust: March 2007 – Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present

Sara M. Donaldson	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC (February 2022 – Present);

(1959)	President	Equity Trust, Voya Funds	Senior Vice President, Head of Active Ownership, Voya Investment
		Trust, Voya Mutual Funds,	Management (September 2021 – Present). Formerly, Vice President, Voya
7337 East		and Voya Separate Portfolios	Investments, LLC (October 2015 – February 2022); Vice President, Head
Doubletree Ranch		Trust: June 2022 – Present	of Proxy Voting, Voya Investment Management (October 2015 – August
Road, Suite 100			2021).
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present
Jason Kadavy	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Voya Investments, LLC and Voya Funds Services,
(1976)	President	Equity Trust, Voya Funds	LLC (September 2023 – Present). Formerly, Vice President, Voya
		Trust, Voya Mutual Funds,	Investments, LLC (October 2015 – September 2023); Vice President, Voya
7337 East		and Voya Separate Portfolios	Funds Services, LLC (July 2007 – September 2023).
Doubletree Ranch		Trust: September 2023 –
Road, Suite 100		Present
Scottsdale, Arizona
85258-2034		Voya Enhanced Securitized
Income Fund: May 2024 –
Present

Joanne F. Osberg	Senior Vice	Voya Credit Fund, Voya	Senior Vice President and Chief Counsel, Voya Investment Management -

(1982)	President	Equity Trust, Voya Funds	Mutual Fund Legal Department, and Senior Vice President and Secretary,
		Trust, Voya Mutual Funds,	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services,
7337 East	Secretary	and Voya Separate Portfolios	LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC
Doubletree Ranch		Trust: March 2023 – Present	(August 2022 – March 2023); Vice President and Secretary, Voya
Road, Suite 100		(Senior Vice President) and	Investments, LLC and Voya Funds Services, LLC and Vice President and
Scottsdale, Arizona		September 2020 – Present	Senior Counsel, Voya Investment Management – Mutual Fund Legal
85258-2034		(Secretary)	Department (September 2020 – March 2023); Vice President and Counsel,
Voya Investment Management – Mutual Fund Legal Department (January
		Voya Enhanced Securitized	2013 – September 2020).
Income Fund: May 2024 –
Present (both titles)
Andrew K. Schlueter	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Head of Investment Operations Support, Voya
(1976)	President	Equity Trust, Voya Funds	Investment Management (April 2023 – Present); Vice President, Voya
		Trust, Voya Mutual Funds,	Investments Distributor, LLC (April 2018 – Present); Vice President, Voya
7337 East		and Voya Separate Portfolios	Investments, LLC and Voya Funds Services, LLC (March 2018 – Present).
Doubletree Ranch		Trust: June 2022 – Present	Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya
Road, Suite 100			Investment Management (March 2022 – March 2023); Vice President,
Scottsdale, Arizona		Voya Enhanced Securitized	Head of Mutual Fund Operations, Voya Investment Management (February
85258-2034		Income Fund: May 2024 –	2018 – February 2022).
Present

Robert Terris	Senior Vice	Voya Credit Fund, Voya	Senior Vice President, Head of Future State Operating Model Design,

(1970)	President	Equity Trust, Voya Funds	Voya Investment Management (April 2023 – Present); Senior Vice
		Trust, Voya Mutual Funds,	President, Voya Investments, LLC and Voya Investments Distributor, LLC
5780 Powers Ferry		and Voya Separate Portfolios	(April 2018 – Present); Senior Vice President, Voya Funds Services, LLC
Road NW		Trust: March 2007 – Present	(March 2006 – Present).
Atlanta, Georgia
30327		Voya Enhanced Securitized
Income Fund: May 2024 –
Present
Fred Bedoya	Vice President and	For Voya Equity Trust, Voya	Vice President, Voya Investments, LLC (October 2015 – Present); Vice
(1973)	Principal	Funds Trust, Voya Mutual	President, Voya Funds Services, LLC (July 2012 – Present).
	Accounting Officer	Funds, Voya Separate
7337 East		Portfolios Trust, Voya
Doubletree Ranch		Enhanced Securitized Income
Road, Suite 100		Fund: May 2024 – Present
Scottsdale, Arizona
85258-2034

Voya Credit Income Fund:
September 2012 – Present
	Treasurer	January 2021 – Present

Robyn L. Ichilov	Vice President	Voya Credit Income Fund:	Vice President Voya Investments, LLC (August 1997 – Present); Vice

(1967)		April 2001 – Present	President, Voya Funds Services, LLC (November 1995 – Present).
Voya Enhanced Securitized
7337 East		Income Fund: May 2024 –
Doubletree Ranch		Present
Road, Suite 100		Voya Equity Trust:
Scottsdale, Arizona		November 1999 – Present
85258-2034		Voya Funds Trust: October
2000 – Present
Voya Mutual Funds: May
1999 – Present
Voya Separate Portfolios
Trust: March 2007 – Present
Erica McKenna	Vice President	Voya Credit Fund, Voya	Vice President, Head of Mutual Fund Compliance and Chief Compliance
(1972)		Equity Trust, Voya Funds	Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice
		Trust, Voya Mutual Funds,	President, Fund Compliance Manager, Voya Investments, LLC (March
7337 East		and Voya Separate Portfolios	2021 – May 2022); Assistant Vice President, Fund Compliance Manager,
Doubletree Ranch		Trust: June 2022 – Present	Voya Investments, LLC (December 2016 – March 2021).
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present

Craig Wheeler	Vice President	Voya Credit Fund, Voya	Vice President – Director of Tax, Voya Investments, LLC (October 2015 –

(1969)		Equity Trust, Voya Funds	Present).
Trust, Voya Mutual Funds,
7337 East		and Voya Separate Portfolios
Doubletree Ranch		Trust: May 2013 – Present
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present

Gizachew Wubishet	Vice President	Voya Credit Fund, Voya	Vice President and Counsel, Voya Investment Management – Mutual Fund
(1976)		Equity Trust, Voya Funds	Legal Department (March 2024 – Present). Formerly, Assistant Vice
	Assistant	Trust, Voya Mutual Funds,	President and Counsel, Voya Investment Management - Mutual Fund Legal
7337 East	Secretary	and Voya Separate Portfolios	Department (May 2019 – February 2024).
Doubletree Ranch		Trust: March 2024 – Present
Road, Suite 100		(Vice President) and June
Scottsdale, Arizona		2022 – Present (Assistant
85258-2034		Secretary)
Voya Enhanced Securitized
Income Fund: May 2024 –
Present (both titles)

Nicholas C.D. Ward	Assistant Vice	Voya Credit Fund, Voya	Assistant Vice President and Counsel, Voya Investment Management –

(1993)	President and	Equity Trust, Voya Funds	Mutual Fund Legal Department (March 2024 – Present); Formerly,
	Assistant	Trust, Voya Mutual Funds,	Counsel, Voya Investment Management – Mutual Fund Legal Department
7337 East	Secretary	and Voya Separate Portfolios	(November 2021 – February 2024); Associate, Dechert LLP (October 2018
Doubletree Ranch		Trust: June 2022 – Present	– November 2021).
Road, Suite 100
Scottsdale, Arizona		Voya Enhanced Securitized
85258-2034		Income Fund: May 2024 –
Present
Monia Piacenti	Anti-Money	Voya Credit Fund, Voya	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-
(1976)	Laundering	Equity Trust, Voya Funds	Money Laundering Officer, Voya Investments Distributor, LLC, Voya
	Officer	Trust, Voya Mutual Funds,	Investment Management, and Voya Investment Management Trust Co.
One Orange Way		and Voya Separate Portfolios	(June 2018 – Present); Formerly, Compliance Consultant Voya Financial,
Windsor, Connecticut		Trust: June 2018 – Present	Inc. (January 2019 – February 2023).
06095
Voya Enhanced Securitized
Income Fund: May 2024 –
Present

1 The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

APPENDIX F: AMENDED AND RESTATED MANAGEMENT AGREEMENT

VOYA EQUITY TRUST

AGREEMENT dated November 18, 2014, as amended and restated on May 1, 2015, between Voya Equity Trust (the “Trust”), a Massachusetts business trust, and Voya Investments, LLC (the “Manager”), a limited liability company organized and existing under the laws of the State of Arizona (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940

Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Trust may offer shares of additional series in the future;

WHEREAS, the Trust desires to avail itself of the services of the Manager for the provision of advisory, management and administrative services for the Trust; and

WHEREAS, the Manager is willing to render such services to the Trust.

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.Appointment. The Trust hereby appoints the Manager, subject to the direction of the Board of Trustees, for the period and on the terms set forth in this Agreement, to provide advisory, management, administrative and other services (collectively, the “Management Services”), as described herein, with respect to each series of the Trust set forth on Schedule A hereto (individually and collectively referred to herein as “Series”). The Manager accepts such appointment and agrees to render the Management Services herein set forth for the compensation herein provided.

In the event the Trust establishes and designates additional series (other than the Series) with respect to which it desires to retain the Manager to render Management Services hereunder, it shall notify the Manager in writing. If the Manager is willing to render such services, it shall notify the Trust in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, to the extent such shareholder approval is required, subject to the approval of the Board of Trustees of the Series, the Manager is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each a “Sub-Adviser”). The Manager will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Series and the Manager understand and agree that the Manager may manage each Series in a “Manager-of-Managers” style with one or more Sub-Advisers, which contemplates that the Manager will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Adviser to the Series; and (ii) periodically make recommendations to the Series’ Board of Trustees regarding the results of its evaluation and monitoring functions. The Series recognizes that, subject to the approval of the Board of Trustees of the Series, a Sub-Adviser’s services may be terminated or modified and that the Manager may appoint a new Sub-Adviser for a Series, subject to an applicable SEC Order.

2.Management Services of the Manager.

(a) Advisory Services.

Subject to the supervision of the Trustees, the Manager shall do the following (the “Advisory Services”): manage the investment operations of the Series and the composition of each Series’ portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Series’ investment objectives, policies and restrictions as stated in each Series’ Prospectus and Statement of Additional Information. The Advisory Services shall not include the services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside the scope of this Agreement.

(b) Investment Advisory Authority.

When rendering Advisory Services directly to a Series, the Manager, subject to the supervision of the Trust’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Manager shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement. Furthermore:

(i)The Manager will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

(ii)The Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(iii)On occasions when the Manager deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the Trust’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in a manner that is fair and equitable in the judgment of the Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(iv)In connection with the purchase and sale of securities of the Series, the Manager will arrange for the transmission to the custodian for the Trust on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian.

(v)The Manager will assist the custodian or portfolio accounting agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement for the Trust and any applicable procedures adopted by the Trust’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Manager.

(vi)The Manager will make available to the Trust, promptly upon request, any of the Series’ or the Manager’s investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(vii)The Manager will regularly report to the Trust’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Trustees may reasonably request.

(viii)In connection with its responsibilities under this Section 2(b), the Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the Trust. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, the Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Manager if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Manager or an affiliate of the Manager. Such allocation shall be in such amounts and proportions as the Manager shall determine consistent with the above standards, and the Manager will report on said allocation regularly to the Board of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

(c) Services of Manager with respect to Sub-Advisers.

In the event that the Manager wishes to select others to render Advisory Services, the Manager shall analyze, select and recommend for consideration and approval by the Trust’s Board of Trustees investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Manager, engage (which engagement may also be by the Trust) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the Trust’s Registration Statement.

The Manager shall take the following actions in respect of the performance by each Sub-Adviser of its obligations in respect of a Series:

(i)Periodically monitor and evaluate the performance of the Sub-Adviser with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(ii)Prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

(iii)Review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

(iv)Review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of

Trustees;

(v)Perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(vi)Supervise the Sub-Adviser with respect to the services that the Sub-Adviser provides under the Sub-Adviser’s Sub-Advisory Agreement;

(vii)Assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub- Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(viii)Monitor the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of Series it manages, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(ix)If appropriate, analyze and recommend for consideration by the Trust’s Board of Trustees termination of a contract with the Sub-Adviser under which the Sub-Adviser provides Advisory Services to one or more of the Series;

(x)Identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(xi)Designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and

(xii)Perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

(d) Administrative Services of the Manager.

(i)Administrative Services. Subject to the general supervision of the Board of Trustees of the Trust, the Manager shall provide all administrative services reasonably necessary as of January 1, 2015 for the ordinary operation of each Series (“Administrative Services”). Provided, however, that Administrative Services shall not include the services identified on Schedule B and, therefore, such services shall be deemed to be outside of the scope of this Agreement.

(ii)Allocation and Delegation of Responsibilities. The Administrative Services may be furnished by any directors, officers or employees of the Manager or of affiliates of the Manager. The Manager may, at the expense of the Manager, retain the services of a third party as its delegate, under the Manager's supervision, to provide in its stead any Administrative Service; provided, however, that any such delegation to a third party shall be subject to the approval of Trust’s Board of Trustees. The Manager shall remain liable to the Trust for any service delegated to a third party pursuant to this Section 2(d)(ii) to the same extent as if the Manager provided the services itself.

3.Conformity with Applicable Law. The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the Trust and with the instructions and directions of the Board of the Trust and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

4.Exclusivity. The services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

5.Documents. The Trust has delivered properly certified or authenticated copies of each of the following documents to the Manager and will deliver to it all future amendments and supplements thereto, if any:

(a)Certified resolution of the Board of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

(b)The Registration Statement as filed with the SEC and any amendments thereto; and

(c)Exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

6.Records. The Trust agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Trust with respect to the Series by the 1940 Act. The Manager further agrees that all records of the Series are the property of the Trust and, to the extent held by the Manager, it will promptly surrender any of such records upon request.

7.Expenses.

(a)During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities under this Agreement described on Schedule C attached hereto, as it may be revised from time to time to account for changes in the vendors paid.

(b)The Trust shall be responsible for all of the expenses of its operations, including, without limitation, the management fee payable hereunder and extraordinary expenses, such as litigation expenses.

(c)The Manager further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees of the Trust who are employees of the Manager or its affiliates, and office rent of the Trust.

(d)To the extent the Manager incurs any costs or performs any services which are an obligation of the Trust, as set forth in this Agreement, the Trust shall promptly reimburse the Manager for such costs and expenses. To the extent the services for which the Trust is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Trust only to the extent of its costs for such services.

8.Compensation. For the Management Services provided by the Manager to each Series pursuant to this Agreement, the Trust will pay to the Manager an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of these fees shall be in addition to any amount paid to, reimbursed to, or recovered by, the Manager for incurring any costs or performing any services which are obligations of the Trust as provided in Section 7(d). The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Manager and the Trust.

9.Liability of the Manager.

(a) General.

In providing the Advisory Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust or a Series in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) Liability with respect to the Provision of Administrative Services.

In providing the Administrative Services, the Manager may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Manager nor its stockholders, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any Administrative Services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Manager's duties, or by reason of reckless disregard of the Manager's obligations and duties under this Agreement. The liability incurred by the Manager pursuant to this Section 9(b) with respect to a Series in any year shall be limited to the revenues of the Manager derived from the Series in that fiscal year of the Series. The Manager shall look solely to the Series’ property for satisfaction of claims of any nature against the Series or a Trustee, officer, employee or agent of the Series individually arising in connection with the affairs of the Series.

(c) Trust Disclosures.

(i)The Manager shall be responsible for preparing the Trust’s registration statements and supplements to the Trust’s prospectuses and statements of additional information (“Disclosure Documents”), and for filing or arranging for the filing of such Disclosure Documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

(ii)Notwithstanding anything in Section 9 or elsewhere in this Agreement, the Manager shall exercise reasonable care consistent with a fiduciary duty in fulfilling its responsibilities under Section 9(c)(i) of this Agreement.

(iii)In the event of a claim, litigation, liability, or a regulatory action or investigation (collectively, a “Disclosure Claim”) that arises out of or is based upon the disclosure in a Disclosure Document for the Trust (including, but not limited to, a claim arising from an untrue statement or alleged untrue statement in a registration statement for the Trust or an omission or alleged omission of a material fact required to be stated therein or necessary to make statements made in a registration statement not misleading), the Manager shall indemnify and hold harmless the Trust and each individual who, during the term of this Agreement, serves or had served as a Trustee of the Trust who is not an “interested person” of the Trust, as such term is defined in the 1940 Act (an “Independent Trustee”), if such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation or filing of the Trust’s Disclosure Documents for the loss, costs, or damages, including amounts paid in settlement with the written consent of the Manager, which consent shall not be unreasonably withheld, and including reasonable legal and other expenses, that arise from such Disclosure Claim.

(iv)In addition to the indemnification provided in Section 9(c)(iii) of this Agreement, the Manager agrees to indemnify and hold harmless the Independent Trustees for the costs of defense of a Disclosure Claim, including reasonable attorney’s fees, regardless of whether such Disclosure Claim arises from the Manager’s failure or alleged failure to exercise reasonable care consistent with a fiduciary duty in the preparation of the Trust’s Disclosure Documents, subject to the Manager’s right to assume the defense of such Disclosure Claim pursuant to Section 9(c)(ix) of this Agreement.

(v)The parties expressly acknowledge that this Section 9(c) confers rights and remedies upon the Trust and each Independent Trustee, including the right to enforce the indemnification provided for in Sections 9(c)(iii) and 9(c)(iv) of this Agreement. The obligation of the Manager to provide indemnification to the Trust and the Independent Trustees, as set forth in this Section 9(c), shall remain in effect after the termination of this Agreement.

(vi)The indemnification of the Trust provided for in Section 9(c)(iii) of this Agreement shall apply only to the extent that any loss to the Trust is not covered by insurance held by the Trust, and shall not apply if: (A) the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; or (B) indemnification is not allowed under applicable law.

(vii)The indemnification of an Independent Trustee provided in Sections 9(c)(iii) and 9(c)(iv) of this Agreement shall apply only to the extent that any loss to the Independent Trustee is not covered by insurance held by the Trust or the Independent Trustee, and shall not apply if: (A) losses are actually indemnified by the Trust, consistent with the Trust’s organizational documents; (B) the disclosure giving rise to the Disclosure Claim was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s Disclosure Documents; (C) losses are the result of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of an Independent Trustee; or (D) indemnification is not allowed under applicable law.

(viii)The Manager shall not be liable for indemnification of an Independent Trustee under this Section 9(c) unless the Independent Trustee has notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the Disclosure Claim is served upon such Independent Trustee (or after such Independent Trustee shall have received notice of such service on any designated agent); provided, however, that notification of the Manager is not required if the Manager had actual knowledge about the nature of the Disclosure Claim. In the event of a request for indemnification from an Independent Trustee, the Manager shall pay advances to the fullest extent permissible under the 1940 Act and applicable state law.

(ix)In the event of a request for indemnification from the Trust or an Independent Trustee (“Indemnified Party”), the Manager shall be entitled, upon notice to the Indemnified Party, to assume the defense of any Disclosure Claim against the Indemnified Party, with counsel satisfactory to the Manager and the Indemnified Party.

(x)Sections 9(a) and 9(b) shall not apply to a claim for indemnification under this Section 9(c).

10.Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 17, 2016. Thereafter, unless earlier terminated as provided herein with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of:

(i)the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of Trustees of the Series, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the Trust at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the Trust or by a vote of a majority of the outstanding voting shares of the Trust, or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Manager, or by the Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

11.Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the Trust. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Manager.

12.Use of Name. It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of Voya Investments, LLC or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and its affiliates, and that the Trust and/or the Series have the right to use such Voya Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Trust and/or Series. Upon termination of this Agreement without its replacement by a subsequent agreement, the Trust (or Series) shall, as soon as is reasonably possible, discontinue all use of the Voya Marks and, in the case of the Trust, shall promptly amend its Amended and Restated Declaration of Trust to change its name (if such Voya Marks are included therein).

13.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

14.Applicable Law.

(a)This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

15.Limitation of Liability for Claims. The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Trust’s Amended and Restated Declaration of Trust (the “Declaration”) and agrees that the obligations assumed by the Trust on behalf of each Series pursuant to this Agreement shall be limited in all cases to each applicable Series and their assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust or any Series of the Trust, or from any trustee, officer, employee or agent of the Trust. The Manager understands that the rights and obligations of each Series under the Declaration are separate and distinct from those of any and all other Series.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

VOYA INVESTMENTS LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President
VOYA EQUITY TRUST
By:	/s/ Kimberly A. Anderson
Kimberly A. Anderson
Senior Vice President

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

between

VOYA EQUITY TRUST

and

VOYA INVESTMENTS, LLC

Series	Annual Management Fee
(as a percentage of average daily net assets)

Voya Corporate Leaders® 100 Fund	0.500% on first $500 million of assets; 0.450% on next $500 million of assets; and 0.400% thereafter

Voya Global Income & Growth Fund (formerly, Voya	0.75%
Global Multi-Asset Fund)

0.750% on the first $1 billion of assets;
Voya Large Cap Value Fund	0.7250% on the next $1 billion of assets;
0.700% on the next $1 billion of assets;
0.675% on the next $1 billion of assets; and
0.650% thereafter
Voya MI Dynamic Small Cap Fund (formerly, Voya	0.750% on all assets
Small Company Fund)

Series	Annual Management Fee
(as a percentage of average daily net assets)

0.550% on first $500 million of assets;
Voya MI Dynamic SMID Cap Fund (formerly, Voya	0.525% on next $250 million of assets;
Mid Cap Research Enhanced Index Fund)	0.500% on next $1.25 billion of assets; and
0.475% thereafter

0.850% on the first $500 million of assets;
Voya MidCap Opportunities Fund	0.800% on the next $400 million of assets;
0.750% on the next $450 million of assets; and

0.700% thereafter

Actively Managed Assets1
Voya Multi-Manager Mid Cap Value Fund	0.800% on assets
Passively Managed Assets2

0.400% on assets

Voya Small Cap Growth Fund	0.800% on all assets

Voya VACS Series LCV Fund	0.00% on all assets

Voya VACS Series MCV Fund	0.00% on all assets

Effective Date:	November 1, 2025, in connection with fee modifications to Voya Global Income & Growth Fund.

1“Actively Managed Assets” shall mean assets which are not “Passively Managed Assets.”

2“Passively Managed Assets” shall mean assets which are managed with a goal of replicating an index.

APPENDIX G: PRINCIPAL EXECUTIVE OFFICERS OF THE ADVISER

Executive Officers of Voya Investments, LLC

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Name and Title

Christian G. Wilson – Director, President, and Chief Executive Officer

Todd Modic – Director and Senior Vice President

Huey P. Falgout, Jr. – Managing Director

Jonathan Nash – Executive Vice President and Chief Investment Risk Officer

Joanne F. Osberg – Senior Vice President and Secretary

Michelle P. Luk – Senior Vice President and Treasurer

Catrina Willingham – Vice President, Chief Financial Officer, and Controller

Erica McKenna – Vice President and Chief Compliance Officer

APPENDIX H: AMOUNTS PAID TO THE DISTRIBUTOR
The following table provides the fees paid to the Distributor for the fiscal year ended May 31, 2025.

Fund	Distribution Fees
Voya Global Income & Growth Fund	$714,488

APPENDIX I: SHARES OUTSTANDING

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund Name	Class A	Class C	Class I	Class R	Class R6	Class W

APPENDIX J: BENEFICIAL OWNERSHIP OF SHARES
Amount and Nature of
Share Class	Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

[Fund Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[Fund Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[Fund Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

APPENDIX K: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the aggregate fees billed to the Trusts for professional services rendered by Ernst & Young for the relevant fiscal period. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Trust	Audit Fees(a)		Audit-Related Fees(b)		Tax Fees(c)		All Other Fees(d)
	2/28/2025	2/29/2024	2/28/2025	2/29/2024	2/28/2025	2/29/2024	2/28/2025	2/29/2024
Voya Credit Income Fund	$70,500.00	$69,780.00	$0	$0	$8,580.00	$8,580.00	$0	$0
Voya Enhanced	$35,710.00	$0	$0	$0	$0	$0	$0	$0
Securitized Income Fund
	03/31/2025	03/31/2024	03/31/2025	03/31/2024	03/31/2025	03/31/2024	03/31/2025	03/31/2024
Voya Funds Trust	$256,885.21	$241,753.26	$0	$0	$87,894.50	$87,891.50	$0	$0
Voya Separate Portfolios	$90,424.79	$101,520.52	$0	$0	$40,922.00	$40,920.00	$0	$0
Trust – Fixed Income
Funds
	05/31/2025	05/31/2024	05/31/2025	05/31/2024	05/31/2025	05/31/2024	05/31/2025	05/31/2024
Voya Equity Trust	$236,900.00	$241,570.00	$0	$0	$98,424.00	$96,030.50	$0	$0
Voya Separate Portfolios	$216,000.00	$443,170.00	$0	$0	$60,510.00	$156,540.50	$0	$0
Trust – Domestic Equity
Funds
	10/31/2024	10/31/2023	10/31/2024	10/31/2023	10/31/2024	10/31/2023	10/31/2024	10/31/2023
Voya Mutual Funds	$152,880.00	$254,580.00	$0	$0	$62,363.00	$151,769.50	$0	$0

(a)“Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Trusts’ annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

(b)“Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Trusts’ financial statements.

(c)“Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)“All Other Fees” include amounts for products and services provided by Ernst & Young, other than the services reported under items (a) through (c) in the chart above.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors/Trustees recommends a vote FOR the proposal.

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VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

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follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76187-S15668	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1.To elect the following Directors/Trustees to their respective Board of Directors/Trustees (the “Board”):

1a. Colleen D. Baldwin

1b. John V. Boyer

1c. Jody T. Foster

1d. Martin J. Gavin

1e. Dennis Johnson, CFA

1f. Joseph E. Obermeyer

For Against Abstain

☐ ☐ ☐

☐ ☐ ☐

☐ ☐ ☐

☐ ☐ ☐

☐ ☐ ☐

☐ ☐ ☐

1g. Sheryl K. Pressler

1h. Christopher P. Sullivan

1i. Mark R. Wetzel

1j. Christian G. Wilson

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

For Against Abstain

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☐ ☐ ☐

☐ ☐ ☐

☐ ☐ ☐

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be

Held on September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are

available

at WWW.PROXYVOTE.COM/VOYA.

V76188-S15668

VOYA CREDIT INCOME FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SEPARATE PORTFOLIOS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https:// www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the online directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76189-S15668	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To approve an amendment to the management agreement between Voya Investments, LLC and Voya Equity Trust, on behalf of the Voya Global Income & Growth Fund.

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

For Against Abstain

☐  ☐   ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be

Held on September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are

available

at WWW.PROXYVOTE.COM/VOYA.

V76190-S15668

Voya Global Income & Growth Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:30 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya2/broadridgevsm/

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the online directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76191-S15668	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.	For	Against	Abstain
1. To approve a proposal to amend the Fund’s fundamental investment restriction with respect to purchases and sales of equity securities.	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be

Held on September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are

available

at WWW.PROXYVOTE.COM/VOYA.

V76192-S15668

VOYA CREDIT INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:30 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya2/broadridgevsm/

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.